Exhibit 99.1

        Premiere Global Services Reports Third Quarter Results

   $122.1M in Revenues; $0.16 Pro Forma Diluted EPS from Continuing Operations(a); $0.10 GAAP Diluted EPS from Continuing Operations


    ATLANTA--(BUSINESS WIRE)--Oct. 19, 2006--Premiere Global Services, Inc. (NYSE: PGI), a global outsource provider of business process solutions, today announced results for the third quarter ended
September 30, 2006.

    Revenues

    Revenues in the third quarter of 2006 were $122.1 million up from $120.9 million in the third quarter of 2005, marking the first period of year-over-year revenue growth since the second quarter of 2005. Excluding revenue contributions from the Company's largest conferencing customer and its legacy broadcast fax business in both periods, revenues increased 11.0%.(a)

    Conferencing & Collaboration revenue totaled $69.1 million compared to $62.1 million in the third quarter of 2005. Excluding revenue contribution from the Company's largest customer in both quarters, Conferencing & Collaboration revenue increased 15.5% in the third quarter of 2006 versus the third quarter of 2005.(a)

    Data Communications revenue totaled $53.0 million compared to $58.9 million in the third quarter of 2005. Revenue from legacy broadcast fax services totaled $21.4 million compared to $28.1 million in the third quarter of 2005. In the third quarter of 2006, legacy broadcast fax revenue comprised 17.5% of consolidated revenues compared to 23.2% of consolidated revenues in the third quarter of 2005.

    GAAP Earnings

    In the third quarter of 2006 in accordance with GAAP, operating income totaled $12.2 million, income from continuing operations totaled $6.7 million and diluted EPS from continuing operations totaled $0.10, compared to $17.1 million, $9.5 million and $0.13, respectively, in the third quarter of 2005. The 2006 third quarter results include the following items on a pre-tax basis: $0.9 million of restructuring costs, $2.7 million of equity-based compensation and $3.3 million of amortization.

    Pro Forma Earnings

    In the third quarter of 2006, excluding restructuring costs, equity based compensation and amortization charges, pro forma diluted EPS from continuing operations totaled $0.16.(a)

    Third Quarter 2006 Accomplishments

    -- Grew Web conferencing revenue 30% from the comparable prior year period

    -- Grew revenue from IP fax services by 20% from the third quarter of 2005

    -- Grew revenue from Marketing Automation services by 78% year-over-year

    -- Repurchased 1.3 million shares of common stock in the open market

    -- Acquired Enunciate Conferencing, Canada's third largest and fastest growing conferencing services provider according to Wainhouse Research

    "We continue to make progress during this investment year as we transition to a unified, vertically-operated company. In fact, this quarter we reached an important inflection point, where total revenues grew even with the continued right-sizing of our legacy broadcast fax business," said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. "Although our new revenue growth is currently less profitable than revenue from our legacy business, we believe our investments in automation and improved efficiencies will lead to better profitability in quarters to come. We anticipate earnings and cash flows will improve meaningfully in the fourth quarter. For the year, we anticipate revenues will be in the range we provided for 2006 and that earnings and cash flows will be slightly below our previous outlook.

    We will continue to invest in automating our business, including the design and development of our new Web portal that will provide customers with easier access to all of our solutions while requiring less manual interaction on our part. In addition, we will continue to invest in completing the right-sizing of our legacy broadcast fax clientele. We believe these initiatives will help us continue to grow in 2007, and we look forward to providing our financial outlook for the year in December."

    Nine Month Results

    Revenues for the nine months ended September 30, 2006 were $369.4 million, down 2.9% compared to $380.3 million in the nine months ended September 30, 2005. In the first nine months of 2006 in accordance with GAAP, operating income totaled $40.0 million, income from continuing operations totaled $20.4 million and diluted EPS from continuing operations totaled $0.29, versus $62.8 million, $36.1 million and $0.50, respectively, in the first nine months of 2005. In the first nine months of 2006, excluding restructuring costs, equity based compensation, amortization and the elimination of a one-time state income tax adjustment, pro forma diluted EPS from continuing operations totaled $0.50.(a)

    (a) To supplement the Company's consolidated financial statements presented in accordance with GAAP we have included the following non-GAAP measures of financial performance: normalized operating income, normalized income from continuing operations, normalized diluted EPS from continuing operations, pro forma operating income, pro forma income from continuing operations, pro forma diluted EPS from continuing operations and normalized cash provided by operating activities from continuing operations. Management uses these measures internally as a means of analyzing the Company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. In addition, we present certain consolidated and business segment revenue growth statistics that are derived from non-GAAP financial measures. Please see the tables attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

    Conference Call

    The Company will hold a conference call at 5:00 p.m. Eastern this afternoon to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (800) 289-0494 (US & Canada) or (913) 981-5520
(International). The conference call will be simultaneously broadcast over the Internet via SoundCast(R), a Premiere Global service, and can be accessed at http://ir.premiereglobal.com. You may also follow this link for details on the Internet replay, podcast and for the text of the earnings release, including the financial and statistical information to be presented in the call.

    A replay will be available following the call at 8:00 p.m. Eastern through midnight Eastern October 27, 2006, and can be accessed by calling (888) 203-1112 (US & Canada) or (719) 457-0820
(International). The confirmation code is 4787616. The Webcast of this call will be archived on the Company's Website at http://ir.premiereglobal.com.

    About Premiere Global Services, Inc.

    Premiere Global Services, Inc. is a global outsource provider of business process solutions that enable enterprise customers to automate and simplify their critical business processes and to communicate more effectively with their constituents.

    We innovate communication technologies and deliver solutions in four core business practices: Conferencing Solutions, Document Solutions, Marketing Automation Solutions and Alerts & Notifications Solutions. We deliver these solutions via our global, on-demand platforms to an established customer base of approximately 60,000 corporate accounts, including a majority of the Fortune 500. Customers apply our solutions in order to increase efficiency, to improve productivity and to raise customer satisfaction levels.

    With global presence in 19 countries, Premiere Global Services' corporate headquarters is located at 3399 Peachtree Road NE, Suite 700, Atlanta, GA 30326. Additional information can be found at www.premiereglobal.com.

    Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services' forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological change; the development of alternatives to our services; market acceptance of our new services and enhancements; integration of acquired companies; service interruptions; increased financial leverage; our dependence on our subsidiaries for cash flow; continued weakness in our legacy broadcast fax business; foreign currency exchange rates; possible adverse results of pending or future litigation or infringement claims; federal or state legislative or regulatory changes; general domestic and international economic, business or political conditions; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.



           PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS
       THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
      (IN THOUSANDS, UNAUDITED, EXCEPT SHARE AND PER SHARE DATA)

                                Three Months Ended  Nine Months Ended
                                  September 30,       September 30,
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

Revenues                       $122,118  $120,949  $369,411  $380,266
Operating expenses:
Cost of revenues (exclusive of
 depreciation shown separately
 below)                          49,571    43,139   147,171   136,625
Selling and marketing            31,382    30,997    97,941    97,740
General and administrative       15,442    15,275    44,021    42,943
Research and development          3,118     2,742     8,768     8,581
Depreciation                      6,208     5,400    17,973    18,325
Amortization                      3,279     3,565     9,526    10,015
Restructuring costs                 928     2,745     4,018     3,285
                               --------- --------- --------- ---------
Total operating expenses        109,928   103,863   329,418   317,514
                               --------- --------- --------- ---------

Operating income                 12,190    17,086    39,993    62,752
                               --------- --------- --------- ---------

Other (expense) income
Interest expense                 (2,548)   (1,677)   (6,454)   (3,926)
Interest income                      74        61       305       481
Loss on sale of marketable
 securities                           -         -         -      (116)
Other, net                         (228)       60      (197)      126
                               --------- --------- --------- ---------
Total other (expense) income     (2,702)   (1,556)   (6,346)   (3,435)
                               --------- --------- --------- ---------

Income from continuing
 operations before income taxes   9,488    15,530    33,647    59,317
Income tax expense                2,771     6,008    13,264    23,175
                               --------- --------- --------- ---------
Income from continuing
 operations                    $  6,717  $  9,522  $ 20,383  $ 36,142
                               ========= ========= ========= =========

DISCONTINUED OPERATIONS:
Loss from operations of
 Voicecom                             -         -         -    (1,952)
Income tax benefit                    -         -         -      (683)
                               --------- --------- --------- ---------
Loss on discontinued operations       -         -         -    (1,269)
                               --------- --------- --------- ---------

Net income                     $  6,717  $  9,522  $ 20,383  $ 34,873
                               ========= ========= ========= =========

BASIC AND DILUTED EARNINGS PER
 SHARE:
Income from continuing
 operations                    $  6,717  $  9,522  $ 20,383  $ 36,142
                               --------- --------- --------- ---------
Net income                     $  6,717  $  9,522  $ 20,383  $ 34,873
                               --------- --------- --------- ---------

BASIC WEIGHTED-AVERAGE SHARES
 OUTSTANDING:                    67,919    70,326    69,375    70,437
                               ========= ========= ========= =========

Basic earnings per share:
Continuing operations          $   0.10  $   0.14  $   0.29  $   0.51
Discontinued operations        $      -  $      -  $      -  $  (0.01)
                               --------- --------- --------- ---------
Net income                     $   0.10  $   0.14  $   0.29  $   0.50
                               ========= ========= ========= =========

DILUTED WEIGHTED-AVERAGE SHARES
 OUTSTANDING:                    68,611    72,417    70,147    72,457
                               ========= ========= ========= =========

Diluted earnings per share:
Continuing operations          $   0.10  $   0.13  $   0.29  $   0.50
Discontinued operations        $      -  $      -  $      -  $  (0.02)
                               --------- --------- --------- ---------
Net income                     $   0.10  $   0.13  $   0.29  $   0.48
                               ========= ========= ========= =========




            PREMIERE GLOBAL SERVICES, INC AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
               SEPTEMBER 30, 2006 AND DECEMBER 31, 2005
                  (IN THOUSANDS, EXCEPT SHARE DATA)

                                           September 30, December 31,
                                                2006          2005
                                           ------------- -------------
                                            (Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents                         $   22,609    $   20,508
Accounts receivable (less allowances of
 $6,429 and $7,560, respectively)                87,635        79,417
    Unbilled revenue
Prepaid expenses and other                        7,874         5,209
Deferred income taxes, net                       12,303        12,392
                                           ------------- -------------
Total current assets                            130,421       117,526

PROPERTY AND EQUIPMENT, NET                      84,918        75,742

OTHER ASSETS
Goodwill                                        293,099       257,565
Intangibles, net of amortization                 40,368        39,662
Deferred income taxes, net                          221           837
Other assets                                      5,085         3,958
                                           ------------- -------------
                                             $  554,112    $  495,290
                                           ============= =============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable                             $   37,738    $   37,745
Income taxes payable                              4,675         4,394
Accrued taxes                                     7,659         6,148
Accrued expenses                                 27,046        34,439
Current maturities of long-term debt and
 capital lease obligations                        1,430           799
Accrued restructuring costs                       2,808         1,800
                                           ------------- -------------
Total current liabilities                        81,356        85,325

LONG-TERM LIABILITIES
Long-term debt and capital lease
 obligations                                    159,376        99,675
Other accrued expenses                            4,574         6,540
                                           ------------- -------------
Total long-term liabilities                     163,950       106,215

SHAREHOLDERS' EQUITY
Common stock $0.01 par value; 150,000,000
 shares authorized, 70,126,847 and
 71,703,933 shares issued and outstanding
 at September 30, 2006 and December 31,
 2005, respectively                                 701           717
Additional paid-in capital                      662,146       681,719
Note receivable, shareholder                     (1,977)       (1,896)
Cumulative translation adjustment                   789        (3,554)
Accumulated deficit                            (352,853)     (373,236)
                                           ------------- -------------
Total shareholders' equity                      308,806       303,750
                                           ------------- -------------
                                             $  554,112    $  495,290
                                           ============= =============




           PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS
            NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                      (IN THOUSANDS, UNAUDITED)
                                                   Nine Months Ended
                                                     September 30,
                                                    2006       2005
                                                 ---------- ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                       $  20,383  $  34,873
Adjustments to reconcile net income to net cash
 provided by operating activities:
Loss on discontinued operations                          -      1,269
Depreciation                                        17,973     18,325
Amortization                                         9,526     10,015
Amortization of deferred financing costs               366        338
Loss on sale of marketable securities, available
 for sale                                                -        116
Payments for legal settlements and related
 expenses                                           (2,496)         -
Deferred income taxes                                  (74)     8,712
Restructuring costs                                  4,018      3,285
Payments for restructuring costs                    (3,534)    (1,599)
Equity based compensation                            7,830      5,093
Payments for state sales tax                        (1,204)         -
Loss (gain) on disposal of assets                      278        (45)
Changes in assets and liabilities:
Accounts receivable, net                            (5,260)    (8,445)
Prepaid expenses and other current assets           (1,503)    (1,230)
Accounts payable and accrued expenses               (4,477)     3,689
                                                 ---------- ----------
                 Total adjustments                  21,443     39,523
                                                 ---------- ----------
Total cash provided by operating activities from
 continuing operations                              41,826     74,396
                                                 ---------- ----------
Payments for discontinued operations                  (733)    (1,771)
                                                 ---------- ----------
                 Net cash provided by operating
                  activities                        41,093     72,625
                                                 ---------- ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                               (26,824)   (22,544)
Sale of marketable securities, net of cash
 acquired                                                -        755
Purchase of marketable securities                        -       (306)
Business acquisitions, net of cash acquired        (43,291)   (78,097)
                                                 ---------- ----------
                 Net cash used in investing
                  activities                       (70,115)  (100,192)
                                                 ---------- ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements    (63,098)   (52,757)
Principal proceeds under borrowing arrangements    120,900     96,300
Payments received on shareholder note                    -      3,953
Purchase of treasury stock, at cost                (29,566)   (24,383)
Exercise of stock options                            2,168      7,888
                                                 ---------- ----------
                 Net cash provided by financing
                  activities                        30,404     31,001
                                                 ---------- ----------

Effect of exchange rate changes on cash and
 equivalents                                           719     (3,052)
                                                 ---------- ----------
NET INCREASE IN CASH AND EQUIVALENTS                 2,101        382
                                                 ---------- ----------
CASH AND EQUIVALENTS, beginning of period        $  20,508  $  25,882
                                                 ---------- ----------
CASH AND EQUIVALENTS, end of period              $  22,609  $  26,264
                                                 ========== ==========




          PREMIERE GLOBAL SERVICES, INC AND SUBSIDIARIES
           RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
         (IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

                            Three Months Ended   Nine Months Ended
                               September 30,       September 30,
                              2006      2005      2006      2005
                            ------------------- -------------------
Segment Revenues Excluding
 Certain Items (1)
   Revenues, as reported
       Conferencing &
        Collaboration       $ 69,133  $ 62,092  $204,503  $190,668
       Data
        Communications        52,985    58,857   164,908   189,598
                            --------- --------- --------- ---------
                            $122,118  $120,949  $369,411  $380,266
   Conferencing &
    Collaboration           $ 69,133  $ 62,092  $204,503  $190,668
   Excluding largest
    customer revenue           2,907     4,750     8,383    26,096
                            --------- --------- --------- ---------
       Conferencing &
        Collaboration
        excluding largest
        customer revenue    $ 66,226  $ 57,342  $196,120  $164,572
                            --------- --------- --------- ---------
   Data Communications      $ 52,985  $ 58,857  $164,908  $189,598
   Excluding legacy
    broadcast fax revenue     21,395    28,073    71,342    91,695
                            --------- --------- --------- ---------
       Data Communications
        excluding legacy
        broadcast fax
        revenue             $ 31,590  $ 30,784  $ 93,566  $ 97,903
                            --------- --------- --------- ---------
   Revenues, as reported    $122,118  $120,949  $369,411  $380,266
   Excluding Conferencing
    & Collaboration
    largest customer
    revenue                    2,907     4,750     8,383    26,096
   Excluding Data
    Communications legacy
    broadcast fax revenue     21,395    28,073    71,342    91,695
                            --------- --------- --------- ---------
       Revenues excluding
        above listed items  $ 97,816  $ 88,126  $289,686  $262,475
                            --------- --------- --------- ---------
Normalized Operating
 Income (2)
   Operating income, as
    reported                $ 12,190  $ 17,086  $ 39,993  $ 62,752
   Restructuring costs           928     2,745     4,018     3,285
                            --------- --------- --------- ---------
       Normalized
        operating income    $ 13,118  $ 19,831  $ 44,011  $ 66,037
                            --------- --------- --------- ---------
Normalized Income from
 Continuing Operations (2)
   Income from continuing
    operations, as
    reported                $  6,717  $  9,522  $ 20,383  $ 36,142
   Restructuring costs,
    net of tax                   614     1,682     2,589     2,001
   Elimination of one-time
    tax adjustments                -         -     1,510         -
                            --------- --------- --------- ---------
       Normalized income
        from continuing
        operations          $  7,331  $ 11,204  $ 24,482  $ 38,143
                            --------- --------- --------- ---------
Normalized Diluted EPS
 from Continuing
 Operations (2)
   Diluted EPS from
    continuing operations,
    as reported             $   0.10  $   0.13  $   0.29  $   0.50
   Restructuring costs,
    net of tax                  0.01      0.02      0.04      0.03
   Elimination of one-time
    tax adjustments                -         -      0.02         -
                            --------- --------- --------- ---------
       Normalized diluted
        EPS from
        continuing
        operations          $   0.11  $   0.15  $   0.35  $   0.53
                            ========= ========= ========= =========
Pro Forma Operating
 Income (3)
   Operating income, as
    reported                $ 12,190  $ 17,086  $ 39,993  $ 62,752
   Restructuring costs           928     2,745     4,018     3,285
   Equity based
    compensation               2,726     1,213     7,830     5,093
   Amortization                3,279     3,565     9,526    10,015
                            --------- --------- --------- ---------
       Pro forma operating
        income              $ 19,123  $ 24,609  $ 61,367  $ 81,145
                            ========= ========= ========= =========
Pro Forma Income from
 Continuing Operations (3)
   Income from continuing
    operations, as
    reported                $  6,717  $  9,522  $ 20,383  $ 36,142
   Restructuring costs,
    net of tax                   614     1,682     2,589     2,001
   Equity based
    compensation, net of
    tax                        1,693       743     4,862     3,117
   Amortization, net of
    tax                        2,036     2,182     5,915     6,129
   Elimination of one-time
    tax adjustments                -         -     1,510         -
                            --------- --------- --------- ---------
       Pro forma income
        from continuing
        operations          $ 11,060  $ 14,129  $ 35,259  $ 47,389
                            ========= ========= ========= =========
Pro Forma Diluted EPS from
 Continuing Operations (3)
   Diluted EPS from
    continuing operations,
    as reported             $   0.10  $   0.13  $   0.29  $   0.50
   Restructuring costs,
    net of tax                  0.01      0.02      0.04      0.03
   Equity based
    compensation, net of
    tax                         0.02      0.01      0.07      0.04
   Amortization, net of
    tax                         0.03      0.03      0.08      0.08
   Elimination of one-time
    tax adjustments                -         -      0.02         -
                            --------- --------- --------- ---------
       Pro forma diluted
        EPS from
        continuing
        operations          $   0.16  $   0.19  $   0.50  $   0.65
                            ========= ========= ========= =========
Normalized Cash Provided
 by Operating Activities
 from Continuing
 Operations (4)
   Total cash provided by
    operating activities
    from continuing
    operations, as reported $ 10,585  $ 20,448  $ 41,826  $ 74,396
   Payments for
    restructuring costs        1,713     1,001     3,534     1,599
   Payments for legal
    settlements and
    related expenses           1,000         -     2,496         -
   Payments for state
    sales tax                  1,204         -     1,204         -
                            --------- --------- --------- ---------
       Normalized cash
        provided by
        operating activities
        from continuing
        operations          $ 14,502  $ 21,449  $ 49,060  $ 75,995
                            --------- --------- --------- ---------
(1)Management has previously announced Conferencing & Collaboration's largest customer's intention to insource most of its automated conferencing needs, as well as the acceleration in the decline of revenue generated by Data Communications legacy broadcast fax business in North America. Management has presented consolidated and business segment revenue excluding these items because management believes that these events or trends particular to each business segment may be deemed to be so significant to obscure patterns and trends of our core business in total.
(2)Management believes that normalized operating income, normalized income from continuing operations and normalized diluted EPS from continuing operations provide useful information regarding underlying trends in our continuing operations by excluding non-recurring items that are unrelated to our ongoing operations, including restructuring costs and one-time tax adjustments.
(3)Management expects equity based compensation expense to be a recurring cost and presents pro forma diluted EPS from continuing operations to exclude this item as well as restructuring costs, amortization expense and one-time tax adjustments to eliminate these significant non-cash charges to earnings to help investors better understand the operating performance of our business.
(4)Management believes that normalized cash provided by operating activities from continuing operations provides useful information regarding underlying trends in our continuing operations by excluding payments relating to non-recurring items that are unrelated to our ongoing operations.



    CONTACT: Premiere Global Services
             Sean O'Brien, 404-262-8462
             Senior Vice President
             Strategic Planning & IR